                               SEMI-ANNUAL REPORT

                                   1ST SOURCE
                                    MONOGRAM
                                   FUNDS(SM)


                               Semi-Annual Report
                               September 30, 2000

 TABLE OF CONTENTS

1ST SOURCE MONOGRAM FUNDS
SEMI-ANNUAL REPORT-SEPTEMBER 30, 2000


Letter From the Investment Adviser..........................    1

1st Source Monogram Income Equity Fund......................    2

1st Source Monogram Diversified Equity Fund.................    8

1st Source Monogram Special Equity Fund.....................   14

1st Source Monogram Income Fund.............................   20

Notes to Financial Statements...............................   25

 LETTER FROM THE INVESTMENT ADVISER

DEAR INVESTOR:

    We are pleased to present this report for the six-month period ended September 30, 2000. Economic growth was strong early in the period, causing some investors to worry that the Federal Reserve Board (the "Fed") would raise interest rates to ward off inflation. The Fed did raise interest rates in May by 50 basis points (0.50%). That rate hike combined with earlier interest-rate increases helped to slow the economy somewhat. The Fed maintained a neutral monetary policy for the rest of the period.

    Broad market indices were volatile and posted losses during the period. The Dow Jones Industrial Average(1) began the period at 10,922, declined to as low as 10,299, and then recovered to end the period at 10,650. The technology-heavy Nasdaq Composite Index(2) began the period at 4,572.83, fell sharply to 3,164.55 in May as tech stocks corrected, and ended the period at 3,672.82.

A RETURN TO VALUE

    The equity markets during the period were characterized by a return to value stocks. Growth stocks in the technology and telecommunications sectors had dramatically outperformed other segments of the market during the past several years, resulting in extremely high valuations for those issues and low valuations for value stocks. But investors during the period sold many tech stocks due to worries about higher interest rates and disappointing earnings growth. Furthermore, the weak European currency (Euros) hurt the profits of many large technology companies, which receive a great deal of revenue from Europe.

    The period also saw the re-emergence of small-cap and mid-cap stocks, which outperformed large caps after trailing for years. Investors recognized that valuations of smaller firms' stock had become very attractive after their long period of underperformance. Smaller firms also benefited from the Euro's weakness, because they have much less exposure to Europe's economy than do large corporations.

    The bond market performed well following the Fed's May rate hike. Investors saw the slowing economy as a sign that the Fed would not raise interest rates again any time soon. Short-term bonds, which are most affected by the Fed's action, especially benefited from that environment. For example, the yield on the two-year Treasury note fell 51 basis points (0.51%), from 6.48% at the beginning of the period to 5.97% at the end.

GOING FORWARD

    We anticipate continued market volatility during the next several months, due to uncertainty about corporate earnings and about the coming presidential election. We expect the Fed to maintain its neutral monetary policy, as its earlier rate hikes continue to slow the economy. While we do not expect a recession in the near future, the current economic expansion is the longest in history, and we feel the economy will likely contract at some point.

    We are encouraged by the recoveries of value stocks and shares of small- and mid-sized firms. We believe that such stocks could be well positioned to continue strong performance going forward. Many stocks in the health-care services, financial services, consumer cyclicals, and commodity sectors still trade at low valuations compared to their growth rates, and have promising potential.

    A neutral Fed policy should also help stabilize the bond market. In our opinion, bonds will likely trade in a relatively narrow range going forward. The shift in investors' focus during the past six months from expensive technology shares to Old Economy value and small-cap stocks highlights the importance of maintaining a diversified portfolio. Such a portfolio will provide the best mixture of risk and reward over the long term.

IN CLOSING...

    On the following pages, your Fund managers discuss how the market environment affected your Funds, and how that environment affected their investment decisions. They also offer their outlooks for the markets in the coming months. You also will find detailed financial information and a schedule of investments for each Fund. We encourage you to read this material closely.

    Thank you for your continued confidence in the 1st Source Monogram Funds. We look forward to providing you with investment management services in the months and years to come. If you have questions or require assistance, please contact your account representative, or call the 1st Source Monogram Funds directly at 1-800-766-8938.

                                       Sincerely,

                                       Ralph C. Shive, CFA
                                       Brian A. Bythrow, CFA
                                       Paul W. Gifford, CFA
                                       Kevin A. Carey

------------------

(1) The Dow Jones Industrial Average is a price-weighted average based on the price movements of 30 blue-chip stocks.

(2) The Nasdaq Composite Index is a market-capitalization price-only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market, as well as national market system-traded foreign common stocks and American Depositary Receipts.

 1ST SOURCE MONOGRAM FUNDS

1ST SOURCE MONOGRAM INCOME EQUITY FUND

RALPH C. SHIVE, CFA

Q. HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED SEPTEMBER 30,
   2000?

 A. The Fund's total return during the six-month period was 5.62% (without the sales load).(+) The Fund's benchmark, the Russell 1000 Value Index,(1) returned 2.81%. The Lipper Equity Income Funds Average(2) returned 4.53%.

Q. WHAT WAS THE STOCK MARKET ENVIRONMENT LIKE DURING THE PERIOD?

 A. Value stocks rebounded during the period, following several years during which they lagged aggressive growth stocks. Investors were worried about rising interest rates and technology companies' profits, so they moved money into undervalued sectors of the market. Value-oriented stocks in industries such as health-care services, financial services, commodities, and consumer cyclicals benefited from that trend.

    Small-cap and mid-cap stocks also performed well after a long period of underperforming large-company shares. We believe one reason for the new trend was the weakness of the Euro relative to the Dollar. Small companies do less business in Europe than large companies do, and therefore were less affected by the Euro's decline.

Q. HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

 A. We reduced the Fund's exposure to technology stocks early in the period, because we were concerned that their valuations had risen to unjustifiable heights. That approach helped the Fund's performance, as tech stocks fell sharply. We used the cash generated from those sales to invest in shares that offered good total return prospects relative to their valuations. We found such opportunities in industries such as health-care services, financial services and utilities. The Fund also benefited from its strong weighting in mid-cap stocks, which performed well during the period.*

Q. WHAT IS YOUR OUTLOOK FOR THE STOCK MARKET DURING THE COMING MONTHS?

 A. We believe investors are concerned about corporate earnings, because many large firms have warned that their profits will fall short of expectations. Most of those problems appear to be occurring in growth sectors such as technology and telecommunications. Value stocks remain attractive, in part because they still carry relatively low valuations due to their poor performance during the past several years. Moreover, those low valuations are leading to takeovers, which tend to boost share prices. We will continue to seek out and invest in stocks that offer the best potential total return at reasonable valuations.

------------------

(+) With the maximum sales load of 5.00%, the Fund's return for the six-month period would have been 0.31%.

(1) The Russell 1000 Value Index is an unmanaged index that contains 1,000 securities with a less-than-average growth orientation. Securities in this index generally have lower price-to-book and price/earnings ratios, higher dividend yields and lower forecasted growth values than the Growth Universe. This index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services.

(2) The Lipper Equity Income Funds Average is an average of funds that seek relatively high current income and growth of income through investing 60% or more of its portfolio in equities. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. Investors cannot invest directly in an index, although they can invest in its underlying securities.

* The Fund's portfolio composition is subject to change.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1ST SOURCE MONOGRAM INCOME EQUITY FUND         SCHEDULE OF PORTFOLIO INVESTMENTS
                                                  SEPTEMBER 30, 2000 (UNAUDITED)

 COMMON STOCKS - 92.8%
SECURITY DESCRIPTION                      SHARES         VALUE
--------------------------------------  ----------    -----------
AEROSPACE/DEFENSE - 4.3%
Esterline Technologies Corp. .........      55,000    $ 1,082,813
Raytheon Co. .........................      30,000        853,125
                                                      -----------
                                                        1,935,938
                                                      -----------
AUTOMOTIVE - 4.4%
Dana Corp. ...........................      28,000        602,000
Ford Motor Company....................      26,222        663,744
Superior Industries International.....      21,000        630,000
Wabash National Corp.(b)..............      10,000         91,250
                                                      -----------
                                                        1,986,994
                                                      -----------
BUILDING MATERIALS - 3.0%
Armstrong Holdings Inc................      23,000        274,563
Carpenter Technology Corp. ...........      36,800      1,071,800
                                                      -----------
                                                        1,346,363
                                                      -----------
CHEMICALS - 2.8%
Dow Chemical Co. .....................      21,000        523,687
Hercules, Inc. .......................      20,000        282,500
Polyone Corporation(b)................      65,000        475,313
                                                      -----------
                                                        1,281,500
                                                      -----------
COMPUTERS - 4.6%
Diebold, Inc. ........................      34,000        903,125
Electronic Data Systems Corp. ........      14,000        581,000
Hewlett-Packard Co. ..................       6,000        582,000
                                                      -----------
                                                        2,066,125
                                                      -----------
CONSUMER GOODS & SERVICES - 9.4%
American Greetings Corp. .............      27,000        472,500
Avon Products, Inc. ..................      15,000        613,125
Cooper Tire & Rubber Co. .............      53,000        533,313
McKesson HBOC, Inc. ..................      40,000      1,222,499
Sabre Holdings Corp.(b)...............      19,226        556,352
Sherwin-Williams Co. .................      40,000        855,000
                                                      -----------
                                                        4,252,789
                                                      -----------
ELECTRONIC COMPONENTS - 5.9%
Dallas Semiconductor Corp. ...........      27,000        887,624
Parker-Hannifin Corp. ................      19,000        641,250
Rockwell International, Inc. .........      25,000        756,250
Thomas & Betts Corp. .................      23,000        401,063
                                                      -----------
                                                        2,686,187
                                                      -----------
FINANCIAL SERVICES - 4.8%
National City Corp. ..................      28,000        619,500
Union Planters Corp. .................      19,434        642,537
Waddell & Reed Financial, Inc. .......      30,000        930,000
                                                      -----------
                                                        2,192,037
                                                      -----------
FOOD & RELATED - 4.4%
Panamerican Beverages.................      20,000        340,000
Quaker Oats Co. ......................      15,000      1,186,875
Ralston-Ralston Purina Group..........      20,000        473,750
                                                      -----------
                                                        2,000,625
                                                      -----------
FOREST & PAPER PRODUCTS - 2.0%
Temple-Inland, Inc. ..................       8,000        303,000
Weyerhaeuser Co. .....................      15,000        605,625
                                                      -----------
                                                          908,625
                                                      -----------
 COMMON STOCKS, CONTINUED
SECURITY DESCRIPTION                      SHARES         VALUE
--------------------------------------  ----------    -----------
INSURANCE - 4.6%
Lincoln National Corp. ...............      20,000    $   962,500
St. Paul Companies, Inc. .............      22,412      1,105,192
                                                      -----------
                                                        2,067,692
                                                      -----------
MACHINERY & EQUIPMENT - 3.1%
Stewart & Stevenson Services,
  Inc.(b).............................      20,000        348,750
Trinity Industries, Inc. .............      24,000        561,000
W.W. Grainger, Inc. ..................      19,000        499,938
                                                      -----------
                                                        1,409,688
                                                      -----------
MEDIA - 3.9%
A.H. Belo Corp. Series A..............      42,000        774,375
Tribune Co. ..........................      23,000      1,003,375
                                                      -----------
                                                        1,777,750
                                                      -----------
MEDICAL - 4.1%
Bergen Brunswig Corp. ................      70,000        818,125
Biomet, Inc. .........................      30,000      1,050,000
                                                      -----------
                                                        1,868,125
                                                      -----------
METALS - DIVERSIFIED - 1.8%
Alcoa, Inc.(b)........................      10,000        253,125
Brush Wellman, Inc. ..................      25,000        540,625
                                                      -----------
                                                          793,750
                                                      -----------
OIL & GAS - 7.5%
Phillips Petroleum Co. ...............      17,000      1,066,749
Southwest Gas Corp. ..................      25,900        542,281
Texaco, Inc. .........................      15,000        787,500
USX -- Marathon Group, Inc. ..........      35,000        993,125
                                                      -----------
                                                        3,389,655
                                                      -----------
PHARMACEUTICALS - 5.4%
Abbott Laboratories...................      16,000        761,000
Bristol-Myers Squibb Co. .............      14,000        799,750
Merck & Co., Inc. ....................      12,000        893,250
                                                      -----------
                                                        2,454,000
                                                      -----------
REAL ESTATE INVESTMENT TRUST - 2.2%
Captec Net Lease Realty, Inc. ........      30,000        341,250
Hospitality Properties Trust..........      12,000        280,500
Thornburg Mortgage Asset Corp. .......      41,300        387,188
                                                      -----------
                                                        1,008,938
                                                      -----------
RETAIL - 2.4%
Dillard's, Inc. ......................      15,000        159,375
KMart Corp.(b)........................      45,000        270,000
Longs Drug Stores, Inc. ..............      35,000        669,375
                                                      -----------
                                                        1,098,750
                                                      -----------
TELECOMMUNICATIONS - 7.6%
Andrew Corp. .........................      17,000        445,188
General Motors Corp. -- Class H.......      20,000        743,600
Harris Corp. .........................      28,000        796,249
Montana Power Co. ....................      22,000        734,250
SBC Communications, Inc. .............      14,000        700,000
                                                      -----------
                                                        3,419,287
                                                      -----------
TRANSPORTATION - 1.2%
Ryder System, Inc. ...................      29,000        534,688
                                                      -----------

                                   Continued

1ST SOURCE MONOGRAM INCOME EQUITY FUND         SCHEDULE OF PORTFOLIO INVESTMENTS
                                                  SEPTEMBER 30, 2000 (UNAUDITED)

 COMMON STOCK, CONTINUED
                                        SHARES OR
                                        PRINCIPAL
SECURITY DESCRIPTION                      AMOUNT         VALUE
--------------------------------------  ----------    -----------
UTILITIES - 3.4%
American Electric Power Co. ..........      19,000    $   743,375
Reliant Energy, Inc. .................      17,000        790,500
                                                      -----------
                                                        1,533,875
                                                      -----------
TOTAL COMMON STOCKS
  (Cost $37,667,052)..............................     42,013,381
                                                      -----------
 PREFERRED STOCKS - 1.8%
PHARMACEUTICALS - 1.8%
Biovail Corp.(b)......................      11,000        825,000
                                                      -----------
TOTAL PREFERRED STOCKS
  (Cost $529,086).................................        825,000
                                                      -----------
 CONVERTIBLE BONDS - 2.6%
HEALTH & PERSONAL CARE - 1.6%
Sunrise Assisted Living, Inc., 5.50%,
  6/15/02, Callable 12/15/00 @
  102.20..............................  $  800,000    $   713,000
                                                      -----------
SHIPBUILDING - 1.0%
Friede Goldman Halter, Inc., 4.50%,
  9/15/04, Callable 12/15/00 @
  102.57..............................     800,000        446,000
                                                      -----------
TOTAL CONVERTIBLE BONDS
  (Cost $1,373,686)...............................      1,159,000
                                                      -----------
 REPURCHASE AGREEMENTS - 2.7%
                                        PRINCIPAL
SECURITY DESCRIPTION                      AMOUNT         VALUE
--------------------------------------  ----------    -----------
Fifth Third Bank, 5.88%, due 10/2/00,
  maturity value $1,238,806
  (collateralized by $1,301,191, GNMA,
  5.68%, 11/1/18, market value
  $1,269,118).........................  $1,238,199    $ 1,238,199
                                                      -----------
TOTAL REPURCHASE AGREEMENTS
  (Cost $1,238,199)...............................      1,238,199
                                                      -----------
TOTAL INVESTMENTS
  (Cost $40,808,023)(a) - 99.9%...................     45,235,580
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 0.1%..............................         31,440
                                                      -----------
NET ASSETS - 100.0%...............................    $45,267,020
                                                      ===========

------------------

(a) Cost differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation........................  $9,876,242
      Unrealized depreciation........................  (5,448,685)
                                                       ----------
      Net unrealized appreciation....................  $4,427,557
                                                       ==========

(b) Represents a non-income producing security.

GNMA --Government National Mortgage Association

                       See notes to financial statements.

1ST SOURCE MONOGRAM INCOME EQUITY FUND

 STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2000 (UNAUDITED)

ASSETS:
Investments, at value (cost
  $40,808,023)...........................            $45,235,580
Interest receivable......................                 24,241
Dividends receivable.....................                 43,296
Deferred organization costs..............                  2,102
Prepaid expenses.........................                  2,178
                                                     -----------
    TOTAL ASSETS.........................             45,307,397
LIABILITIES:
Accrued expenses and other liabilities:
  Investment advisory....................  $30,552
  Administration.........................    1,471
  Other..................................    8,354
                                           -------
    TOTAL LIABILITIES....................                 40,377
                                                     -----------
NET ASSETS...............................            $45,267,020
                                                     ===========
COMPOSITION OF NET ASSETS:
Capital..................................            $37,537,101
Accumulated net investment income........                 57,029
Accumulated net realized gains from
  investment transactions................              3,245,333
Unrealized appreciation from
  investments............................              4,427,557
                                                     -----------
NET ASSETS...............................            $45,267,020
                                                     ===========
Shares Outstanding (par value $0.01,
  unlimited number of authorized
  shares)................................              4,017,091
                                                     ===========
Net Asset Value and Redemption Price per
  share..................................                 $11.27
                                                          ------
                                                          ------
Maximum Sales Charge.....................                   5.00%
                                                           -----
Maximum Offering Price per share
  (Net Asset Value/(100%-Maximum Sales
  Charge))...............................                 $11.86
                                                          ------
                                                          ------

 STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)

INVESTMENT INCOME:
Interest.................................             $   54,777
Dividend.................................                680,829
                                                      ----------
    TOTAL INVESTMENT INCOME..............                735,606
EXPENSES:
Investment advisory......................  $192,780
Administration...........................    48,195
Distribution.............................    60,237
Other....................................    37,627
                                           --------
    Total expenses before voluntary fee
      reductions.........................                338,839
    Voluntary fee reductions.............                (60,237)
                                                      ----------
    NET EXPENSES.........................                278,602
                                                      ----------
NET INVESTMENT INCOME....................                457,004
                                                      ----------
NET REALIZED/UNREALIZED GAINS/(LOSSES)
  FROM INVESTMENTS:
Net realized gains from investment
  transactions...........................              1,212,143
Change in unrealized appreciation from
  investments............................              1,054,976
                                                      ----------
Net realized/unrealized gains from
  investments............................              2,267,119
                                                      ----------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS.............................             $2,724,123
                                                      ==========

                       See notes to financial statements.

1ST SOURCE MONOGRAM INCOME EQUITY FUND

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 FOR THE SIX
                                                                MONTHS ENDED         FOR THE
                                                                SEPTEMBER 30,       YEAR ENDED
                                                                    2000            MARCH 31,
                                                                 (UNAUDITED)           2000
                                                                -------------      ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.....................................    $    457,004       $  1,046,408
  Net realized gains from investment transactions...........       1,212,143          5,964,862
  Change in unrealized appreciation/depreciation from
    investments.............................................       1,054,976         (1,282,624)
                                                                ------------       ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............       2,724,123          5,728,646
                                                                ------------       ------------
DIVIDENDS:
  Net investment income.....................................        (444,626)        (1,087,542)
  Net realized gains from investment transactions...........              --         (4,793,055)
                                                                ------------       ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............        (444,626)        (5,880,597)
                                                                ------------       ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...............................      11,577,769         16,935,163
  Dividends reinvested......................................         433,206          5,782,156
  Cost of shares redeemed...................................     (15,990,657)       (26,501,007)
                                                                ------------       ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........      (3,979,682)        (3,783,688)
                                                                ------------       ------------
CHANGE IN NET ASSETS........................................      (1,700,185)        (3,935,639)

NET ASSETS:
  Beginning of period.......................................      46,967,205         50,902,844
                                                                ------------       ------------
  End of period.............................................    $ 45,267,020       $ 46,967,205
                                                                ============       ============
SHARE TRANSACTIONS:
  Issued....................................................       1,087,891          1,534,426
  Reinvested................................................          40,154            549,589
  Redeemed..................................................      (1,470,873)        (2,352,785)
                                                                ------------       ------------
CHANGE IN SHARES............................................        (342,828)          (268,770)
                                                                ============       ============

                       See notes to financial statements.

1ST SOURCE MONOGRAM INCOME EQUITY FUND

 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                        FOR THE SIX
                                       MONTHS ENDED        FOR THE        FOR THE PERIOD        FOR THE          FOR THE PERIOD
                                       SEPTEMBER 30,      YEAR ENDED      JULY 1, 1998 TO      YEAR ENDED      SEPTEMBER 25, 1996
                                           2000           MARCH 31,          MARCH 31,          JUNE 30,          TO JUNE 30,
                                        (UNAUDITED)          2000             1999(a)             1998              1997(b)
                                       -------------      ----------      ---------------      ----------      ------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................       $ 10.77          $ 11.00            $ 12.60           $ 12.28             $ 10.00
                                          -------          -------            -------           -------             -------
INVESTMENT ACTIVITIES:
  Net investment income............          0.10             0.25               0.20              0.27                0.20
  Net realized and unrealized
    gains/(losses) from investment
    transactions...................          0.50             0.94              (0.26)             1.79                2.32
                                          -------          -------            -------           -------             -------
  Total from investment
    activities.....................          0.60             1.19              (0.06)             2.06                2.52
                                          -------          -------            -------           -------             -------
DIVIDENDS:
  Net investment income............         (0.10)           (0.26)             (0.20)            (0.27)              (0.19)
  Net realized gains from
    investment transactions........            --            (1.16)             (1.34)            (1.47)              (0.05)
                                          -------          -------            -------           -------             -------
  Total dividends..................         (0.10)           (1.42)             (1.54)            (1.74)              (0.24)
                                          -------          -------            -------           -------             -------
NET ASSET VALUE, END OF PERIOD.....       $ 11.27          $ 10.77            $ 11.00           $ 12.60             $ 12.28
                                          =======          =======            =======           =======             =======
TOTAL RETURN (EXCLUDES SALES
  CHARGE)..........................          5.62%(c)        11.35%              0.04%(c)         18.15%              25.58%(c)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period
  (000's)..........................       $45,267          $46,967            $50,903           $52,450             $39,196
Ratio of expenses to average net
  assets...........................          1.16%(d)         1.18%              1.21%(d)          1.21%               1.37%(d)
Ratio of net investment
  income/(loss) to average net
  assets...........................          1.90%(d)         2.18%              2.29%(d)          2.16%               2.38%(d)
Ratio of expenses to average net
  assets(e)........................          1.41%(d)         1.43%              1.46%(d)          1.46%               1.62%(d)
Portfolio turnover.................            19%              43%                34%               70%                 38%

(a) Subsequent to the annual report at June 30, 1999, the fund changed its fiscal year end to March 31.
(b) Period from commencement of operations.
(c) Not annualized.
(d) Annualized.
(e) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

 1ST SOURCE MONOGRAM FUNDS

1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

BRIAN A. BYTHROW, CFA
KEVIN A. CAREY

Q. HOW DID THE DIVERSIFIED EQUITY FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2000?

 A. Kevin Carey:
    The Fund posted a total return of -3.09% (without the sales load).(+) That compares to a -3.60% return for the Fund's benchmark, the S&P 500 Stock Index,(1) during the same time period.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

 A. Kevin Carey:
    Growth stocks during the period experienced significant volatility. Shares of technology and telecommunications firms suffered losses due to investors' concerns about the stocks' high valuations and the firms' future earnings growth. Weakness in the European currency, the Euro, also dampened stock market performance of many large firms that derive a considerable portion of their revenues from Europe.

Q. HOW DID YOU POSITION THE FUND IN THAT ENVIRONMENT?

 A. Kevin Carey:
    We maintained our strategy of investing in shares of large, dominant companies capable of growing their sales and earnings. We found attractive opportunities in sectors such as financial services, health care, insurance, and consumer goods. In the insurance and financial sector, we added MetLife (0.93% of the Fund's net assets), and increased our existing positions in J.P. Morgan (1.45%) and Charles Schwab (1.41%). In the health-care sector, we added Pfizer (2.10%), which became our largest health-care position, and increased our position in Guidant (1.35%). We also added to the Fund's positions in Walgreen's (0.89%) and RadioShack (1.87%) in the consumer sector.*

 A. Brian Bythrow:
    We reduced the Fund's exposure to technology stocks, based on our belief that many tech shares were overvalued. That strategy benefited the Fund, as tech stocks performed poorly during the period. We increased the Fund's cash position from approximately 4% of assets at the beginning of the period to 9% by the end. We believe that approach enabled us to take advantage of market volatility by purchasing shares of strong companies when their shares traded at attractive valuations.*

Q. WHAT IS YOUR OUTLOOK FOR THE MARKET DURING THE COMING MONTHS?

 A. Brian Bythrow:
    Historically, presidential elections are followed by a stock market rally. We expect that pattern to repeat itself this year, with a rally beginning in late November. However, economic growth appears to be slowing somewhat, and many stocks still trade above their historical valuations. Therefore, we believe the S&P 500 will probably not post the type of outsized gains that investors have witnessed during the past few years.

 A. Kevin Carey:
    In this environment, we will maintain our top-down investing strategy. We will continue to focus on sectors with solid year-over-year growth rates and appealing valuations compared to the S&P 500. The sectors that look attractive to us are financial services, energy and health care. Within those sectors, we will choose shares of companies with strong growth prospects. We also will invest in select technology stocks that trade at attractive valuations.

------------------

(+) With the maximum sales load of 5.00%, the Fund's return for the six-month period would have been -7.97%.

(1) The S&P 500 Stock Index is an unmanaged index that generally reflects the performance of the U.S. stock market as a whole. This index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

* The Fund's portfolio composition is subject to change.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND    SCHEDULE OF PORTFOLIO INVESTMENTS
                                                  SEPTEMBER 30, 2000 (UNAUDITED)

 COMMON STOCKS - 89.1%
SECURITY DESCRIPTION                       SHARES        VALUE
-----------------------------------------  -------    -----------
BANKING - 5.2%
Bank of America Corp. ...................   14,700    $   769,913
J.P. Morgan & Co. .......................    5,700        931,237
MBNA Corp. ..............................   10,000        385,000
PNC Bank Corp. ..........................    5,500        357,500
Wells Fargo & Co. .......................   19,400        891,188
                                                      -----------
                                                        3,334,838
                                                      -----------
BEVERAGES - 0.7%
Coca-Cola Co. ...........................    7,800        429,975
                                                      -----------
BROADCASTING & PUBLISHING - 0.6%
Viacom Inc. Class B(b)...................    6,510        380,835
                                                      -----------
COMPUTER SOFTWARE - 6.7%
Citrix Systems, Inc.(b)..................   10,000        200,625
Microsoft Corp.(b).......................   21,000      1,265,250
Oracle Corp.(b)..........................   20,000      1,575,000
Sun Microsystems, Inc.(b)................   11,000      1,284,250
                                                      -----------
                                                        4,325,125
                                                      -----------
COMPUTERS - 5.6%
Apple Computer, Inc.(b)..................    8,000        206,000
Compaq Computer Corp. ...................   15,000        413,700
Dell Computer Corp.(b)...................   10,000        308,125
EMC Corp.(b).............................   14,000      1,387,750
Hewlett-Packard Co. .....................    4,000        388,000
International Business Machines Corp. ...    8,000        900,000
                                                      -----------
                                                        3,603,575
                                                      -----------
COSMETICS & TOILETRIES - 0.5%
Procter & Gamble Co. ....................    5,200        348,400
                                                      -----------
DATA PROCESSING & REPRODUCTION - 0.4%
First Data Corp. ........................    7,300        285,156
                                                      -----------
DEFENSE - 0.8%
United Technologies Corp. ...............    7,800        540,150
                                                      -----------
ELECTRONIC COMPONENTS - 5.2%
Cypress Semiconductor Corp.(b)...........   10,700        444,719
Emerson Electric Co. ....................    6,000        402,000
Intel Corp. .............................   14,000        582,750
SCI Systems, Inc.(b).....................   10,000        410,000
Solectron Corp.(b).......................   20,000        922,500
Texas Instruments, Inc. .................   12,000        566,250
                                                      -----------
                                                        3,328,219
                                                      -----------
ELECTRONICS - 0.5%
AVX Corp. ...............................   12,000        312,750
                                                      -----------
FINANCIAL SERVICES - 7.7%
American Express Co. ....................   18,900      1,148,175
Citigroup, Inc. .........................   33,133      1,791,253
Fannie Mae...............................    3,800        271,700
Morgan Stanley Dean Witter & Co. ........    8,800        804,650
Schwab (Charles) Corp. ..................   25,500        905,250
                                                      -----------
                                                        4,921,028
                                                      -----------
HOUSEHOLD PRODUCTS - 0.8%
Kimberly-Clark Corp. ....................    5,000        279,062
The Clorox Company.......................    6,200        245,288
                                                      -----------
                                                          524,350
                                                      -----------
 COMMON STOCKS, CONTINUED
SECURITY DESCRIPTION                       SHARES        VALUE
-----------------------------------------  -------    -----------
INSTRUMENTS-SCIENTIFIC - 2.4%
PE Corp. Biosystems Group................   10,000    $ 1,165,000
Waters Corp.(b)..........................    4,400        391,600
                                                      -----------
                                                        1,556,600
                                                      -----------
INSURANCE - 2.4%
American International Group, Inc. ......    9,900        947,307
MetLife, Inc. ...........................   22,700        594,456
                                                      -----------
                                                        1,541,763
                                                      -----------
MANUFACTURING - 4.0%
General Electric Co. ....................   36,000      2,076,750
Tyco International Ltd. .................   10,000        518,750
                                                      -----------
                                                        2,595,500
                                                      -----------
MEDICAL - 2.8%
Beckman Coulter, Inc. ...................    3,900        300,788
Genentech, Inc.(b).......................    1,800        334,238
Guidant Corp.(b).........................   12,300        869,455
Medtronic, Inc. .........................    5,600        290,150
                                                      -----------
                                                        1,794,631
                                                      -----------
MULTIMEDIA - 1.5%
America Online, Inc.(b)..................   10,000        537,500
Time Warner, Inc. .......................    5,100        399,075
                                                      -----------
                                                          936,575
                                                      -----------
NETWORKING SOFTWARE - 2.6%
Cisco Systems, Inc.(b)...................   30,000      1,657,500
                                                      -----------
OIL & GAS - 7.3%
BP Amoco PLC, ADR........................   12,600        667,800
Enron Corp. .............................    6,000        525,750
Exxon Mobil Corp. .......................   15,000      1,336,875
Nabors Industries, Inc.(b)...............   10,400        544,960
Schlumberger Ltd.(b).....................    4,200        345,713
The Coastal Corp. .......................   12,800        948,800
Transocean Sedco Forex, Inc. ............    5,184        303,912
                                                      -----------
                                                        4,673,810
                                                      -----------
PHARMACEUTICALS - 6.8%
Amgen, Inc.(b)...........................    7,500        523,711
Johnson & Johnson........................    8,400        789,075
Merck & Co., Inc. .......................   17,000      1,265,438
Pfizer, Inc. ............................   30,000      1,348,124
Schering-Plough Corp. ...................   10,000        465,000
                                                      -----------
                                                        4,391,348
                                                      -----------
RESTAURANTS - 1.2%
McDonald's Corp. ........................   12,200        368,288
Starbucks Corp.(b).......................   10,500        420,656
                                                      -----------
                                                          788,944
                                                      -----------
RETAIL - 8.4%
Home Depot, Inc. ........................   16,050        851,653
Kohl's Corp. ............................   12,000        692,250
RadioShack Corp. ........................   18,600      1,202,024
Safeway, Inc.(b).........................   10,200        476,213
Wal-Mart Stores, Inc. ...................   33,000      1,588,124
Walgreen Co. ............................   15,000        569,063
                                                      -----------
                                                        5,379,327
                                                      -----------

                                   Continued

1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND    SCHEDULE OF PORTFOLIO INVESTMENTS
                                                  SEPTEMBER 30, 2000 (UNAUDITED)

 COMMON STOCKS, CONTINUED
SECURITY DESCRIPTION                       SHARES        VALUE
-----------------------------------------  -------    -----------
TELECOMMUNICATIONS - 11.3%
Ciena Corp.(b)...........................   10,000    $ 1,228,124
Comcast Corp.(b).........................   10,000        409,375
JDS Uniphase Corp.(b)....................    8,000        757,500
Lucent Technologies, Inc. ...............   15,000        458,438
Motorola, Inc. ..........................   12,000        339,000
NEXTEL Communications(b).................    8,000        374,000
Nortel Networks Corp. ...................   18,000      1,072,125
Qwest Communications International(b)....   12,000        576,750
SBC Communications, Inc. ................   20,000      1,000,000
Tellabs, Inc.(b).........................    9,000        429,750
Worldcom, Inc.(b)........................   20,000        607,500
                                                      -----------
                                                        7,252,562
                                                      -----------
TRANSPORTATION - 3.2%
FedEx Corp.(b)...........................   10,000        443,400
General Motors Corp. ....................    5,000        325,000
Harley-Davidson, Inc. ...................   16,600        794,725
United Parcel Service, Inc. Class B......    9,300        524,288
                                                      -----------
                                                        2,087,413
                                                      -----------
UTILITIES - 0.5%
Williams Co., Inc. ......................    7,000        295,750
                                                      -----------
TOTAL COMMON STOCKS (Cost $45,443,836)...              57,286,124
                                                      -----------
 WARRANTS - 0.0%
MANAGEMENT SERVICES - 0.0%
PER-SE Technologies(b)...................      330              0
                                                      -----------
TOTAL WARRANTS
  (Cost $0)..............................                       0
                                                      -----------
 REPURCHASE AGREEMENTS -- 11.0%
                                           PRINCIPAL
SECURITY DESCRIPTION                       AMOUNT        VALUE
-----------------------------------------  -------    -----------
Fifth Third Bank, 5.88%, due 10/2/00,
  maturity value $7,050,821
  (collateralized by $7,307,378 FHLMC,
  6.50%, 2/1/09, market value
  $7,227,896)............................  $7,047,367 $ 7,047,367
                                                      -----------
TOTAL REPURCHASE AGREEMENTS
  (Cost $7,047,367)...............................      7,047,367
                                                      -----------
TOTAL INVESTMENTS
  (Cost $52,491,203)(a) - 100.1%..................     64,333,491
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%....
                                                          (71,706)
                                                      -----------
NET ASSETS - 100.0%...............................    $64,261,785
                                                      ===========

------------------

(a) Cost differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation.......................  $15,225,076
      Unrealized depreciation.......................   (3,382,788)
                                                      -----------
      Net unrealized appreciation...................  $11,842,288
                                                      ===========

(b) Represents a non-income producing security.

ADR  --American Depositary Receipt

FHLMC--Federal Home Loan Mortgage Corporation

                       See notes to financial statements.

1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

 STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2000 (UNAUDITED)

ASSETS:
Investments, at value (cost
  $45,443,836)...........................            $57,286,124
Repurchase agreements....................              7,047,367
                                                     -----------
    Total investments....................             64,333,491
Interest receivable......................                  2,302
Dividends receivable.....................                 26,532
Deferred organization costs..............                  3,693
Prepaid expenses.........................                    793
                                                     -----------
    TOTAL ASSETS.........................             64,366,811

LIABILITIES:
Accrued expenses and other liabilities:
  Investment advisory....................  $42,440
  Administration.........................    2,126
  Other..................................   60,460
                                           -------
    TOTAL LIABILITIES....................                105,026
                                                     -----------
NET ASSETS...............................            $64,261,785
                                                     ===========
COMPOSITION OF NET ASSETS:
Capital..................................            $47,889,746
Accumulated net investment loss..........               (120,776)
Accumulated net realized gains from
  investment transactions................              4,650,527
Unrealized appreciation from
  investments............................             11,842,288
                                                     -----------
NET ASSETS...............................            $64,261,785
                                                     ===========
Shares Outstanding (par value $0.01,
  unlimited number of authorized
  shares)................................              5,857,994
                                                     ===========
Net Asset Value and Redemption Price per
  share..................................                 $10.97
                                                          ------
                                                          ------
Maximum Sales Charge.....................                   5.00%
                                                          ------
Maximum Offering Price per share
  (Net Asset Value/(100%-Maximum Sales
  Charge))...............................                 $11.55
                                                          ------
                                                          ------

 STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)

INVESTMENT INCOME:
Interest................................             $    61,378
Dividend................................                 229,269
                                                     -----------
    TOTAL INVESTMENT INCOME.............                 290,647

EXPENSES:
Investment advisory.....................  $321,935
Administration..........................    65,038
Distribution............................    81,291
Other...................................    85,201
                                          --------
    Total expenses before voluntary and
      contractual fee reductions........                 553,465
    Voluntary and contractual fee
      reductions........................                (142,733)
                                                     -----------
    NET EXPENSES........................                 410,732
                                                     -----------
NET INVESTMENT LOSS.....................                (120,085)
                                                     -----------
NET REALIZED/UNREALIZED GAINS/(LOSSES)
  FROM INVESTMENTS:
Net realized gains from investment
  transactions..........................               3,926,069
Change in unrealized appreciation from
  investments...........................              (6,642,182)
                                                     -----------
Net realized/unrealized losses from
  investments...........................              (2,716,113)
                                                     -----------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS............................             $(2,836,198)
                                                     ===========

                       See notes to financial statements.

1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 FOR THE SIX
                                                                MONTHS ENDED         FOR THE
                                                                SEPTEMBER 30,      YEAR ENDED
                                                                    2000            MARCH 31,
                                                                 (UNAUDITED)          2000
                                                                -------------      -----------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment loss.......................................     $  (120,085)      $  (225,409)
  Net realized gains from investment transactions...........       3,926,069         5,018,694
  Change in unrealized appreciation/depreciation from
    investments.............................................      (6,642,182)        9,607,238
                                                                 -----------       -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............      (2,836,198)       14,400,523
                                                                 -----------       -----------
DIVIDENDS:
  Net realized gains from investment transactions...........              --       (12,924,461)
                                                                 -----------       -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............              --       (12,924,461)
                                                                 -----------       -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...............................       8,891,293        19,329,425
  Dividends reinvested......................................              --        12,826,694
  Cost of shares redeemed...................................     (17,380,766)      (43,405,790)
                                                                 -----------       -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........      (8,489,473)      (11,249,671)
                                                                 -----------       -----------
CHANGE IN NET ASSETS........................................     (11,325,671)       (9,773,609)

NET ASSETS:
  Beginning of period.......................................      75,587,456        85,361,065
                                                                 -----------       -----------
  End of period.............................................     $64,261,785       $75,587,456
                                                                 ===========       ===========
SHARE TRANSACTIONS:
  Issued....................................................         812,939         1,732,814
  Reinvested................................................              --         1,239,294
  Redeemed..................................................      (1,629,595)       (3,876,545)
                                                                 -----------       -----------
CHANGE IN SHARES............................................        (816,656)         (904,437)
                                                                 ===========       ===========

                       See notes to financial statements.

1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                         FOR THE SIX
                                        MONTHS ENDED        FOR THE        FOR THE PERIOD       FOR THE          FOR THE PERIOD
                                        SEPTEMBER 30,      YEAR ENDED       JULY 1, 1998       YEAR ENDED      SEPTEMBER 23, 1996
                                            2000           MARCH 31,        TO MARCH 31,        JUNE 30,          TO JUNE 30,
                                         (UNAUDITED)          2000            1999(a)             1998              1997(b)
                                        -------------      ----------      --------------      ----------      ------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................       $ 11.32          $ 11.26           $ 13.31           $ 11.80             $ 10.00
                                           -------          -------           -------           -------             -------
INVESTMENT ACTIVITIES:
  Net investment loss...............         (0.02)           (0.03)            (0.02)            (0.02)              (0.01)
  Net realized and unrealized
    gains/(losses) from investment
    transactions....................         (0.33)            2.05             (0.11)             3.00                2.03
                                           -------          -------           -------           -------             -------
  Total from investment
    activities......................         (0.35)            2.02             (0.13)             2.98                2.02
                                           -------          -------           -------           -------             -------
DIVIDENDS:
  Net realized gains from investment
    transactions....................            --            (1.96)            (1.92)            (1.47)              (0.22)
                                           -------          -------           -------           -------             -------
  Total dividends...................            --            (1.96)            (1.92)            (1.47)              (0.22)
                                           -------          -------           -------           -------             -------
NET ASSET VALUE, END OF PERIOD......       $ 10.97          $ 11.32           $ 11.26           $ 13.31             $ 11.80
                                           =======          =======           =======           =======             =======
TOTAL RETURN(EXCLUDES SALES
  CHARGE)...........................         (3.09%)(c)       19.60%            (0.59%)(c)        27.85%              20.42% (c)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of
  period(000's).....................       $64,262          $75,587           $85,361           $98,083             $74,990
Ratio of expenses to average net
  assets............................          1.26% (d)        1.33%             1.43% (d)         1.48%               1.62% (d)
Ratio of net investment
  income/(loss) to average net
  assets............................         (0.37%)(d)       (0.28%)           (0.24%)(d)        (0.18%)             (0.10%)(d)
Ratio of expenses to average net
  assets(e).........................          1.70% (d)        1.62%             1.68% (d)         1.73%               1.87% (d)
Portfolio turnover..................             8%             104%              108%               95%                 77%

(a) Subsequent to annual report at June 30, 1999, the fund changed its fiscal year end to March 31.
(b) Period from commencement of operations.
(c) Not annualized.
(d) Annualized.
(e) During the period, certain fees were voluntarily and contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

 1ST SOURCE MONOGRAM FUNDS

1ST SOURCE MONOGRAM SPECIAL EQUITY FUND

BRIAN A. BYTHROW, CFA

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?

 A. The Fund posted a total return of -1.23% (without the sales load)(+) during the six-month period from April 1, 2000, through September 30, 2000. The Fund's benchmark index, the Russell 2000 Index,(1) generated a total return of - 2.72%.

Q. HOW DID SMALL-COMPANY STOCKS PERFORM DURING THE PERIOD?

 A. Economic growth was strong, while inflation remained low. Small-company stocks outperformed shares of large companies, due to small caps' attractive valuations and strong earnings-growth rates relative to large caps.

    The sell-off in the technology and telecommunications sectors that began in the spring continued during the period. Investors sold Internet and other technology shares due to concerns about their valuations and future prospects. Investors favored sectors such as health care, oil and gas and financial services. Health care stocks performed well early in the period as fears of potentially restrictive government legislation of prescription drugs eased. Oil and gas stocks posted solid gains as oil prices continued to rise. Regional banks, especially in California, performed well as a series of Federal Reserve Board interest rate hikes appeared to end.

Q. HOW DID YOU APPLY YOUR INVESTMENT STRATEGY DURING THIS PERIOD?

 A. Our strategy is to find fast-growing companies whose shares are priced low relative to the firms' growth rates. We found opportunities during the period in financial services, oil, gas, and health care, and we increased the Fund's exposure to all three sectors. Some individual holdings that helped the Fund's performance included health care firm Advanced Paradigm (1.34% of the Fund's net assets), up 166% for the period, and generic drug maker Biovail (2.27%). In the oil and gas sector, EOG Resources (1.08%) posted strong gains. Among our financial-services holdings, credit card company Metris (1.18%) performed well as interest rates began to stabilize.*

    We reduced the Fund's exposure to technology and telecommunications stocks from 50% of the Fund's assets to 25%. That strategy benefited the Fund as tech and telecomm shares continued to suffer.*

Q. WHAT IS YOUR OUTLOOK FOR SMALL-COMPANY STOCKS GOING FORWARD?

 A. We believe that small-cap stocks are just beginning an extended period of outperformance relative to large-company shares. Small firms' growth rates are faster than those of larger firms, and their shares trade at more attractive valuations. We have a positive outlook for such sectors as health care and financial services. As always, we will look to invest in reasonably priced shares of small and medium-sized companies with above-average growth rates. Such an approach should serve investors best over the long term.

------------------

(+) With the maximum sales load of 5.00%, the Fund's return for the six-month period would have been -6.20%.

(1) The Russell 2000 Index is an unmanaged index that represents the performance of domestically traded common stocks of small to mid-sized companies. This index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

* The Fund's portfolio composition is subject to change.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1ST SOURCE MONOGRAM SPECIAL EQUITY FUND        SCHEDULE OF PORTFOLIO INVESTMENTS
                                                  SEPTEMBER 30, 2000 (UNAUDITED)

 COMMON STOCKS - 86.5%
SECURITY DESCRIPTION                      SHARES         VALUE
--------------------------------------  ----------    -----------
ADVERTISING - 2.0%
Canwest Global Comm Corp. ............      15,195    $   200,384
Corus Entertainment, Inc.(b)..........       2,500         71,563
Lamar Advertising Co.(b)..............       6,000        227,250
                                                      -----------
                                                          499,197
                                                      -----------
BANKING - 5.8%
Capitol Federal Financial.............      15,000        219,375
Colorado Business Bankshares..........       9,000        152,578
East West Bancorp, Inc. ..............      15,000        293,437
First Essex Bancorp...................       8,000        169,000
GBC Bancorp./California...............       6,000        204,375
Greater Bay Bancorp...................       3,000        208,313
UCBH Holdings, Inc. ..................       6,000        214,875
                                                      -----------
                                                        1,461,953
                                                      -----------
COMPUTER NETWORKING - 1.3%
Avocent Corp(b).......................       6,000        330,750
                                                      -----------
COMPUTER SOFTWARE - 3.1%
Aremissoft Corp.(b)...................       5,000        187,499
Citrix Systems, Inc.(b)...............       6,000        120,375
DSET Corp.(b).........................       6,000        123,750
Informix Corp.(b).....................      15,000         61,875
Netsmart Technologies, Inc.(b)........      20,000         77,500
Parametric Technology
  Corporation(b)......................      13,000        142,188
Source Information Mgmt. Co.(b).......      10,000         68,125
                                                      -----------
                                                          781,312
                                                      -----------
CONSTRUCTION - 0.8%
Nationsrent, Inc.(b)..................      20,000         78,750
Washington Group International
  Inc.(b).............................      10,000        114,375
                                                      -----------
                                                          193,125
                                                      -----------
CONSUMER DURABLES - 1.9%
Daktronics, Inc.(b)...................      15,000        202,500
Koala Corp.(b)........................       7,000        112,438
Rayovac Corp.(b)......................       6,000        102,750
Southwall Technologies(b).............      10,000         61,250
                                                      -----------
                                                          478,938
                                                      -----------
COSMETICS & TOILETRIES - 0.5%
Guest Supply(b).......................       7,000        129,063
                                                      -----------
EDUCATION - 2.3%
ITT Educational Services, Inc.(b).....       7,000        189,875
Smartforce PLC, ADR(b)................       5,000        236,875
Sylvan Learning Systems, Inc.(b)......      10,000        148,125
                                                      -----------
                                                          574,875
                                                      -----------
ELECTRONICS - 15.1%
Amphenol Corp.(b).....................       4,000        227,750
AVX Corp. ............................       6,000        156,375
Belden, Inc. .........................       6,000        141,750
Celestica, Inc.(b)....................       5,000        346,249
Digital Biometrics, Inc.(b)...........      20,000        125,000
Diodes, Inc.(b).......................       6,000         92,250
DMC Stratex Networks(b)...............       3,000         48,188
Flextronics International Ltd.(b).....       5,000        410,624
Galileo Technology Ltd.(b)............       6,000        190,500
General Semiconductor, Inc.(b)........       9,000        109,688
Harmonic, Inc.(b).....................       4,000         96,000
 COMMON STOCKS, CONTINUED
SECURITY DESCRIPTION                      SHARES         VALUE
--------------------------------------  ----------    -----------
ELECTRONICS, CONTINUED
International Rectifier Corp.(b)......       4,000    $   202,250
Kemet Corp.(b)........................       6,000        165,750
Measurement Specialties, Inc.(b)......       6,000        289,500
Optimal Robotics Corp.(b).............       3,000        120,750
PC Connection, Inc.(b)................       4,000        228,000
Power Integrations, Inc.(b)...........       8,000        111,500
Richardson Electronics................      10,000        167,500
Robotic Vision Systems, Inc.(b).......       9,000         53,719
Tidel Technologies, Inc.(b)...........      15,000        104,063
Transwitch Corp. .....................       6,000        382,499
                                                      -----------
                                                        3,769,905
                                                      -----------
ENVIRONMENTAL SERVICES - 1.0%
Stericycle, Inc.(b)...................      10,000        245,000
                                                      -----------
FINANCIAL SERVICES - 5.1%
Alliance Capital Management Holding
  L.P. ...............................       3,000        150,375
Allied Capital Corp. .................       6,000        124,500
Concord EFS, Inc.(b)..................       6,000        213,094
Doral Financial Corp. ................       8,000        129,500
Metris Co., Inc. .....................       7,500        296,249
Microfinancial, Inc. .................      15,000        135,000
National Discount Brokers Group(b)....       5,000        154,688
NCO Group, Inc.(b)....................       7,000         83,125
                                                      -----------
                                                        1,286,531
                                                      -----------
FOOD & RELATED - 1.5%
Constellation Brands Inc.(b)..........       3,000        162,938
Monterey Pasta Co.(b).................      20,000        101,250
Suprema Specialties, Inc.(b)..........      15,000        120,703
                                                      -----------
                                                          384,891
                                                      -----------
FOREST & PAPER PRODUCTS - 0.5%
Longview Fibre Co. ...................      10,000        120,000
                                                      -----------
HEALTH & PERSONAL CARE - 11.8%
Abaxis, Inc.(b).......................      15,000         86,250
Advance Paradigm, Inc. ...............       8,000        337,500
America Service Group, Inc.(b)........      13,000        338,000
Amsurg Corp.(b).......................      10,000        140,000
Biotech Holdrs Trust(b)...............       3,000        584,812
Caremark Rx, Inc.(b)..................      14,000        157,500
Exactech, Inc.(b).....................       8,000        139,000
IMS Health, Inc. .....................       7,000        145,250
Interpore International(b)............       6,000         45,000
LCA-Vision, Inc.(b)...................      15,000         43,594
Lifemark Corp.(b).....................      10,000         85,000
Molecular Devices Corp.(b)............       3,000        294,750
Total Renal Care Holdings(b)..........      25,000        187,500
Universal Health Services(b)..........       3,000        256,875
Zevex International, Inc.(b)..........      15,000         88,125
                                                      -----------
                                                        2,929,156
                                                      -----------
INSTRUMENTS-SCIENTIFIC - 1.2%
PerkinElmer, Inc. ....................       3,000        313,125
                                                      -----------
INSURANCE - 0.8%
Philadelphia Consolidated Holding
  Corp. ..............................      10,000        208,750
                                                      -----------

                                   Continued

1ST SOURCE MONOGRAM SPECIAL EQUITY FUND        SCHEDULE OF PORTFOLIO INVESTMENTS
                                                  SEPTEMBER 30, 2000 (UNAUDITED)

 COMMON STOCKS, CONTINUED
SECURITY DESCRIPTION                      SHARES         VALUE
--------------------------------------  ----------    -----------
LEISURE & RECREATIONAL PRODUCTS - 1.2%
Bally Total Fitness Holding
 Corp.(b).............................       7,500    $   187,500
Extended Stay America, Inc.(b)........       8,000        106,000
                                                      -----------
                                                          293,500
                                                      -----------
OIL & GAS - 10.1%
Core Laboratories NV(b)...............       6,000        147,375
Cross Timbers Oil Co. ................      12,000        230,250
Denbury Resources, Inc.(b)............      20,000        140,000
EOG Resources, Inc. ..................       7,000        272,125
Equitable Resources, Inc. ............       3,000        190,125
Hanover Compressor Co.(b).............       9,000        296,438
Key Energy Services, Inc.(b)..........      40,000        392,499
Meridian Resource Corp.(b)............      30,000        206,250
Noble Drilling Corp.(b)...............       5,000        251,250
Santa Fe International Corp. .........       5,000        225,313
Vintage Petroleum, Inc. ..............       8,000        182,000
                                                      -----------
                                                        2,533,625
                                                      -----------
PHARMACEUTICALS - 9.2%
Akorn, Inc.(b)........................      15,000        165,938
Andrx Group(b)........................       3,000        280,125
Biovail Corp.(b)......................       7,000        570,063
Elan Corp. PLC, ADR(b)................       7,540        412,814
King Pharmaceuticals, Inc.(b).........       4,500        150,469
Medicis Pharmaceuticals(b)............       5,000        307,500
SICOR, Inc.(b)........................      20,000        205,000
Teva Pharmaceutical Industries
 Ltd.(b)..............................       3,000        219,563
                                                      -----------
                                                        2,311,472
                                                      -----------
REAL ESTATE - 1.8%
Alexandria Real Estate Equities.......       6,000        205,875
Catellus Development Corp.(b).........      11,000        192,500
Kennedy-Wilson, Inc.(b)...............      10,000         55,000
                                                      -----------
                                                          453,375
                                                      -----------
RESTAURANTS - 0.3%
Taco Cabana -- Class A(b).............      20,000         86,250
                                                      -----------
RETAIL - 3.7%
Ames Department Stores, Inc.(b).......      13,000         75,156
Fred's, Inc.(b).......................      15,000        336,563
Gottschalks, Inc.(b)..................      20,000        122,500
Hollywood Entertainment Corp.(b)......      10,000         74,375
Racing Champions Corp.(b).............      50,000         56,250
Tandycrafts, Inc.(b)..................      26,500         61,281
Ulimate Electronics, Inc.(b)..........       5,000        205,625
                                                      -----------
                                                          931,750
                                                      -----------
STEEL - 0.4%
Schnitzer Steel Industries, Inc. .....       7,000         99,750
                                                      -----------
TELECOMMUNICATIONS - 2.8%
Dobson Communications Corp.(b)........       7,000        102,813
Gilat Satellite Networks Ltd.(b)......       3,000        230,625
Montana Power Co. ....................       5,000        166,875
Powertel, Inc.(b).....................       2,500        190,156
                                                      -----------
                                                          690,469
                                                      -----------
TRANSPORTATION - 0.3%
Mobile Mini, Inc.(b)..................       4,000         77,000
                                                      -----------
 COMMON STOCKS, CONTINUED
                                        SHARES OR
                                        PRINCIPAL
SECURITY DESCRIPTION                      AMOUNT         VALUE
--------------------------------------  ----------    -----------

UTILITIES - 2.0%
El Paso Electric Co.(b)...............      15,000        206,550
GTS Duratek(b)........................      15,000        116,250
Independent Energy Holdings, PLC.
 ADR(b)...............................       7,000         55,528
Southwest Water Co. ..................      10,000        131,875
                                                      -----------
                                                          510,203
                                                      -----------
TOTAL COMMON STOCKS
(Cost $16,154,259)....................                 21,693,965
                                                      -----------
 RIGHTS - 0.0%

PHARMACEUTICALS - 0.0%
Elan Corp PLC, ADR....................       4,000    $     3,875
                                                      -----------
TOTAL RIGHTS
 (Cost $0)............................                      3,875
                                                      -----------

 CONVERTIBLE BONDS - 0.8%

ELECTRONIC COMPONENTS - 0.8%
Advanced Micro Devices, 6.00%, 5/15/05
 Callable 5/15/02 @ 102.57............  $  150,000        201,375
                                                      -----------
TOTAL CONVERTIBLE BONDS
 (Cost $146,437)..................................        201,375
                                                      -----------

 INVESTMENT COMPANIES - 2.1%

I Shares Trust Russell 2000...........       5,000        518,125
                                                      -----------
TOTAL INVESTMENT COMPANIES
 (Cost $503,575)..................................        518,125
                                                      -----------

 REPURCHASE AGREEMENTS - 8.3%

Fifth Third Bank, 5.88%, due 10/2/00,
 maturity value $2,089,665
 (collateralized by $2,094,026 FNMA,
 8.00%, 10/1/16, market value
 $2,144,375)..........................   2,088,642      2,088,642
                                                      -----------
TOTAL REPURCHASE AGREEMENTS
 (Cost $2,088,642)................................      2,088,642
                                                      -----------
TOTAL INVESTMENTS
 (Cost $18,892,913)(a) - 97.7%....................     24,505,982
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.3%......        588,275
                                                      -----------
NET ASSETS - 100.0%...............................    $25,094,257
                                                      ===========

------------------

(a) Cost differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation........................  $7,207,706
      Unrealized depreciation........................  (1,594,637)
                                                       ----------
      Net unrealized appreciation....................  $5,613,069
                                                       ==========

(b) Represents non-income producing security.

ADR --American Depositary Receipt
FNMA--Federal National Mortgage Association
NV --Naamloze Vennootschaap (Dutch Corp.)
PLC --Public Limited Company

                       See notes to financial statements.

1ST SOURCE MONOGRAM SPECIAL EQUITY FUND

 STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2000 (UNAUDITED)

ASSETS:
Investments, at value (cost
  $18,892,913)...........................            $24,505,982
Interest receivable......................                  4,082
Dividends receivable.....................                  6,368
Receivable for investments sold..........                605,282
Deferred organization costs..............                  2,118
Prepaid expenses.........................                    331
                                                     -----------
    TOTAL ASSETS.........................             25,124,163
LIABILITIES:
Accrued expenses and other liabilities:
  Investment advisory....................  $16,601
  Administration.........................      817
  Other..................................   12,488
                                           -------
    TOTAL LIABILITIES....................                 29,906
                                                     -----------
NET ASSETS...............................            $25,094,257
                                                     ===========
COMPOSITION OF NET ASSETS:
Capital..................................            $14,363,625
Accumulated net investment loss..........                (58,698)
Accumulated net realized transactions....              5,176,261
Unrealized appreciation from
  investments............................              5,613,069
                                                     -----------
NET ASSETS...............................            $25,094,257
                                                     ===========
Shares Outstanding (par value $0.01,
  unlimited number of authorized
  shares)................................              1,844,007
                                                     ===========
Net Asset Value and Redemption Price per
  share..................................                 $13.61
                                                          ------
                                                          ------
Maximum Sales Charge.....................                   5.00%
                                                          ------
Maximum Offering Price per share (Net
  Asset Value/(100% - Maximum Sales
  Charge))...............................                 $14.33
                                                          ------
                                                          ------

 STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)

INVESTMENT INCOME:
Interest...................................            $  63,485
Dividend...................................               41,122
                                                       ---------
    TOTAL INVESTMENT INCOME................              104,607

EXPENSES:
Investment advisory........................  $99,785
Administration.............................   24,947
Distribution...............................   31,182
Transfer agent.............................    9,753
Other......................................   28,276
                                             -------
    Total expenses before voluntary fee
      reductions...........................              193,943
    Voluntary fee reductions...............              (31,182)
                                                       ---------
    NET EXPENSES...........................              162,761
                                                       ---------
NET INVESTMENT LOSS........................              (58,154)
                                                       ---------
NET REALIZED /UNREALIZED GAINS /(LOSSES)
  FROM INVESTMENTS:
Net realized gains from investment
  transactions.............................              510,936
Change in unrealized appreciation from
  investments..............................             (784,531)
                                                       ---------
Net realized/unrealized losses from
  investments..............................             (273,595)
                                                       ---------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS...............................            $(331,749)
                                                       =========

                       See notes to financial statements.

1ST SOURCE MONOGRAM SPECIAL EQUITY FUND

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 FOR THE SIX
                                                                MONTHS ENDED         FOR THE
                                                                SEPTEMBER 30,       YEAR ENDED
                                                                    2000            MARCH 31,
                                                                 (UNAUDITED)           2000
                                                                -------------      ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment loss.......................................     $   (58,154)      $     (3,183)
  Net realized gains from investment transactions...........         510,936          5,214,593
  Change in unrealized appreciation/depreciation from
    investments.............................................        (784,531)         5,698,189
                                                                 -----------       ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............        (331,749)        10,909,599
                                                                 -----------       ------------
DIVIDENDS:
  Net investment income.....................................              --               (299)
                                                                 -----------       ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............              --               (299)
                                                                 -----------       ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...............................       5,535,019          8,937,457
  Dividends reinvested......................................              --                294
  Cost of shares redeemed...................................      (7,040,883)       (23,860,813)
                                                                 -----------       ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........      (1,505,864)       (14,923,062)
                                                                 -----------       ------------
CHANGE IN NET ASSETS........................................      (1,837,613)        (4,013,762)
NET ASSETS:
  Beginning of period.......................................      26,931,870         30,945,632
                                                                 -----------       ------------
  End of period.............................................     $25,094,257       $ 26,931,870
                                                                 ===========       ============
SHARE TRANSACTIONS:
  Issued....................................................         436,460            860,633
  Reinvested................................................              --                 32
  Redeemed..................................................        (546,597)        (2,277,234)
                                                                 -----------       ------------
CHANGE IN SHARES............................................        (110,137)        (1,416,569)
                                                                 ===========       ============

                       See notes to financial statements.

1ST SOURCE MONOGRAM SPECIAL EQUITY FUND

 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                FOR THE SIX                                                        FOR THE PERIOD
                                               MONTHS ENDED        FOR THE      FOR THE PERIOD        FOR THE        SEPTEMBER
                                               SEPTEMBER 30,      YEAR ENDED    JULY 1, 1998 TO      YEAR ENDED       20, 1998
                                                   2000           MARCH 31,        MARCH 31,          JUNE 30,      TO JUNE 30,
                                                (UNAUDITED)          2000           1999(a)             1998          1997(b)
                                               -------------      ----------    ---------------      ----------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD.......     $    13.78         $   9.18       $     9.63          $   9.59       $    10.00
                                                ----------         --------       ----------          --------       ----------
INVESTMENT ACTIVITIES:
  Net investment income/(loss).............          (0.03)            0.00*            0.00*             0.00*            0.00*
  Net realized and unrealized gains/(loss)
    from investment transactions...........          (0.14)            4.60            (0.44)             0.17            (0.10)
                                                ----------         --------       ----------          --------       ----------
  Total from investment activities.........          (0.17)            4.60            (0.44)             0.17            (0.10)
                                                ----------         --------       ----------          --------       ----------
DIVIDENDS:
  Net investment income....................             --            (0.00)*          (0.00)*           (0.00)*          (0.00)*
  Tax return of capital....................             --               --            (0.01)               --               --
  Net realized gains from investment
    transactions...........................             --               --               --             (0.13)              --
  In excess of net realized gains from
    investment transactions................             --               --               --                --            (0.31)
                                                ----------         --------       ----------          --------       ----------
  Total dividends..........................             --            (0.00)*          (0.01)            (0.13)           (0.31)
                                                ----------         --------       ----------          --------       ----------
NET ASSET VALUE, END OF PERIOD.............     $    13.61         $  13.78       $     9.18          $   9.63       $     9.59
                                                ==========         ========       ==========          ========       ==========
TOTAL RETURN (EXCLUDES SALES CHARGE).......          (1.23%)(c)       50.11%           (4.55%)(c)         1.86%           (1.03%)(c)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's)........     $   25,094         $ 26,932       $   30,946          $ 35,441       $   30,524
Ratio of expenses to average net assets....           1.31%(d)         1.25%            1.24% (d)         1.27%            1.39%(d)
Ratio of net investment income/(loss) to
  average net assets.......................          (0.47%)(d)       (0.01%)           0.02% (d)         0.04%            0.05%(d)
Ratio of expenses to average net
  assets(e)................................           1.56%(d)         1.50%            1.49% (d)         1.52%            1.65%(d)
Portfolio turnover.........................             88%             174%             248%              125%             153%

*  Less than $0.005 per share.
(a) Subsequent to the annual report at June 30, 1999, the fund changed its fiscal year end to March 31.
(b) Period from commencement of operations.
(c) Not annualized.
(d) Annualized.
(e) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

 1ST SOURCE MONOGRAM FUNDS

1ST SOURCE MONOGRAM INCOME FUND

PAUL W. GIFFORD, CFA

Q. HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD ENDED SEPTEMBER 30,
   2000?

 A. The Fund posted a 4.20% total return (without the sales load)(+) during the six-month period. That compares to a total return of 4.62% for the Fund's benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index.(1)

Q. WHAT WERE CONDITIONS LIKE IN THE BOND MARKET DURING THE PERIOD?

 A. The economy grew at a rapid pace early in the period. For example, the Gross Domestic Product (GDP) growth in the second quarter of 2000 was an annualized 5.6%--far above the Federal Reserve's (the "Fed") targeted growth rate. The Fed raised short-term interest rates by 50 basis points (0.50%) in May in an effort to slow the economy and prevent higher inflation. This was the sixth rate hike by the Fed since June 1999. These rate increases seemed to slow the economy later in the period, giving investors confidence that the Fed would not raise rates again in the immediate future.

    Bonds performed well in that environment, due to investors' belief that the Fed was finished raising interest rates. That positive outlook was most beneficial to short-term issues, which are most affected by Fed policy. For example, the yield on a two-year Treasury fell from 6.48% at the beginning of the period to 5.97% by the end. By contrast, the yield on a 30-year Treasury rose slightly, from 5.84% to 5.88%, during the period.

Q. HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

 A. We anticipated that the Fed would hold off on any further rate hikes, so we increased the Fund's duration to a position longer than that of its benchmark index. We also increased the Fund's exposure to bonds with maturities of three to five years. Our strategy helped boost the Fund's performance, because that portion of the yield curve outperformed other segments.

    We also maintained the Fund's high-quality portfolio, investing in issues with very strong credit ratings. The average credit rating of the Fund's portfolio was AA1. We believe this approach helped the Fund's performance, as concerns about corporations' credit risk and ability to meet earnings expectations rose during the period. The additional yield available from lower-rated issues was not enough to justify the extra credit risk on such bonds.*

Q. WHAT IS YOUR OUTLOOK FOR THE BOND MARKET, AND HOW WILL YOU MANAGE THE FUND IN THAT ENVIRONMENT?

 A. It appears that the Fed's restrictive monetary policy is beginning to have the desired effect. Economic growth will probably decline somewhat from its recent strong levels. Therefore, we believe that the Fed will maintain a neutral policy in the immediate future. Bond yields should stabilize and trade in a relatively narrow range in that environment.

    We will maintain the Fund's current strategy in the coming months, keeping a large position in the three- to five-year sector of the bond market. We will also maintain the Fund's concentration in high-quality issues, which should experience strong demand due to continued concerns about corporate revenue and earnings growth. In particular, we will favor mortgage-backed and asset-backed bonds for their attractive yields and extremely strong credit quality.

------------------

(+) With the maximum sales load of 4.00%, the Fund's return for the six-month period would have been 0.00%.

(1) The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index considered representative of the performance of government and corporate bonds with maturities of less than ten years. This index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

* The Fund's portfolio composition is subject to change.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1ST SOURCE MONOGRAM INCOME FUND                SCHEDULE OF PORTFOLIO INVESTMENTS
                                                  SEPTEMBER 30, 2000 (UNAUDITED)

 ASSET BACKED SECURITIES - 7.4%
                                        PRINCIPAL
SECURITY DESCRIPTION                     AMOUNT          VALUE
-------------------------------------  -----------    -----------
FINANCIAL SERVICES - 7.4%
Dayton Hudson Credit Card Master
  Trust, 6.25%, 8/25/05..............  $ 2,000,000    $ 1,982,260
Discover Card Master Trust,
  5.85%, 1/17/06.....................    1,000,000        974,600
Structured Asset Mortgage
  Investments, Inc., 1998-12 A2,
  6.05%, 2/25/29.....................    1,000,000        984,732
                                                      -----------
TOTAL ASSET BACKED SECURITIES
  (Cost $3,915,809)...............................      3,941,592
                                                      -----------
 CORPORATE OBLIGATIONS - 33.8%
FINANCIAL SERVICES - 18.7%
Bear Stearns Co., 6.25%, 7/15/05.....    3,000,000      2,873,217
Ford Motor Credit, Co., 7.50%,
  6/15/03............................    5,000,000      5,047,340
Transamerica, 6.80%, 12/14/01........    2,000,000      1,996,320
                                                      -----------
                                                        9,916,877
                                                      -----------
INDUSTRIAL GOODS & SERVICES - 7.8%
American Home Products, 7.90%,
  2/15/05............................    2,000,000      2,070,344
Procter & Gamble, 8.00%, 11/15/03....    2,000,000      2,087,474
                                                      -----------
                                                        4,157,818
                                                      -----------
MANUFACTURING - CAPITAL GOODS - 3.7%
Eaton Corp., 6.95%, 11/15/04.........    2,000,000      1,991,862
                                                      -----------
UTILITIES - 3.6%
Pennsylvania Electric Co., 5.75%,
  4/1/04.............................    2,000,000      1,907,672
                                                      -----------
TOTAL CORPORATE OBLIGATIONS
  (Cost $18,424,748)..............................     17,974,229
                                                      -----------
 U.S. GOVERNMENT AGENCY OBLIGATIONS - 16.7%
FEDERAL HOME LOAN MORTGAGE
  CORPORATION - 13.0%
5.50%, 1/1/07........................    2,071,962      1,984,055
7.00%, 6/1/15........................    2,940,629      2,928,775
7.00%, 8/15/07.......................    2,000,000      2,003,160
                                                      -----------
                                                        6,915,990
                                                      -----------
 U.S. GOVERNMENT AGENCY OBLIGATIONS, CONTINUED
                                         PRINCIPAL
SECURITY DESCRIPTION                        AMOUNT       VALUE
-------------------------------------  -----------    -----------
TENNESSEE VALLEY AUTHORITY - 3.7%
6.13%, 7/15/03.......................  $ 2,000,000    $ 1,966,014
                                                      -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $8,860,408)...............................      8,882,004
                                                      -----------
 U.S. TREASURY OBLIGATIONS - 40.5%
U.S. TREASURY NOTES - 40.5%
7.25%, 5/15/04.......................    3,000,000      3,127,500
6.50%, 5/15/05.......................   10,000,000     10,250,000
6.13%, 8/15/07.......................    6,000,000      6,063,750
6.50%, 2/15/10.......................    2,000,000      2,082,500
                                                      -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $22,140,314)..............................     21,523,750
                                                      -----------
 REPURCHASE AGREEMENTS - 0.1%
Fifth Third Bank 5.88%, due 10/2/00,
  maturity value $44,529
  (collateralized by $45,397 FNMA,
  7.00%, 4/1/26 market value
  $46,669)...........................       39,465         39,465
                                                      -----------
TOTAL REPURCHASE AGREEMENTS
  (Cost $39,465)..................................         39,465
                                                      -----------
TOTAL INVESTMENTS (Cost $53,380,744)(a) - 98.5%...
                                                       52,361,040
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.5%......
                                                          809,898
                                                      -----------
NET ASSETS - 100.0%...............................    $53,170,938
                                                      ===========

------------------

(a) Cost differs from value by net unrealized depreciation of securities as follows:

      Unrealized appreciation.......................  $    69,066
      Unrealized depreciation.......................   (1,088,770)
                                                      -----------
      Net unrealized depreciation...................  $(1,019,704)
                                                      ===========

FNMA--Federal National Mortgage Association

                       See notes to financial statements.

1ST SOURCE MONOGRAM INCOME FUND

 STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2000 (UNAUDITED)

ASSETS:
Investments, at value (cost
  $53,380,744)...........................            $52,361,040
Interest receivable......................                862,177
Deferred organization costs..............                  3,209
Prepaid expenses.........................                    647
                                                     -----------
    TOTAL ASSETS.........................             53,227,073

LIABILITIES:
Accrued expenses and other liabilities:
  Investment advisory....................  $23,977
  Administration.........................    1,747
  Other..................................   30,411
                                           -------
    TOTAL LIABILITIES....................                 56,135
                                                     -----------
NET ASSETS...............................            $53,170,938
                                                     ===========
COMPOSITION OF NET ASSETS:
Capital..................................            $57,046,822
Accumulated net investment income........                 32,622
Accumulated net realized losses from
  investment transactions................             (2,888,802)
Unrealized depreciation from
  investments............................             (1,019,704)
                                                     -----------
NET ASSETS...............................            $53,170,938
                                                     ===========
Shares Outstanding (par value $0.01,
  unlimited number of authorized
  shares)................................              5,519,226
                                                     ===========
Net Asset Value and Redemption Price per
  share..................................                  $9.63
                                                          ------
                                                          ------
Maximum Sales Charge.....................                   4.00%
                                                          ------
Maximum Offering Price per share
  (Net Asset Value/(100%- Maximum Sales
  Charge))...............................                 $10.03
                                                          ------
                                                          ------

 STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)

INVESTMENT INCOME:
Interest.................................             $1,874,850
                                                      ----------
    TOTAL INVESTMENT INCOME..............              1,874,850

EXPENSES:
Investment advisory......................  $149,221
Administration...........................    54,263
Distribution.............................    67,820
Other....................................    56,239
                                           --------
    Total expenses before voluntary fee
      reductions.........................                327,543
    Voluntary fee reductions.............                (67,820)
                                                      ----------
    NET EXPENSES.........................                259,723
                                                      ----------
NET INVESTMENT INCOME....................              1,615,127
                                                      ----------
NET REALIZED/UNREALIZED GAINS/(LOSSES)
  FROM INVESTMENTS:
Net realized losses from investment
  transactions...........................             (1,061,248)
Change in unrealized depreciation from
  investments............................              1,651,021
                                                      ----------
Net realized/unrealized gains from
  investments............................                589,773
                                                      ----------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS.............................             $2,204,900
                                                      ==========

                       See notes to financial statements.

1ST SOURCE MONOGRAM INCOME FUND

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 FOR THE SIX
                                                                MONTHS ENDED         FOR THE
                                                                SEPTEMBER 30,      YEAR ENDED
                                                                    2000            MARCH 31,
                                                                 (UNAUDITED)          2000
                                                                -------------      -----------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.....................................     $ 1,615,127       $ 3,570,951
  Net realized losses from investment transactions..........      (1,061,248)       (1,374,889)
  Change in unrealized appreciation/(depreciation) from
    investments.............................................       1,651,021        (1,695,354)
                                                                 -----------       -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............       2,204,900           500,708
                                                                 -----------       -----------
DIVIDENDS:
  Net investment income.....................................      (1,594,557)       (3,605,588)
                                                                 -----------       -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............      (1,594,557)       (3,605,588)
                                                                 -----------       -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...............................       6,838,535        19,389,440
  Dividends reinvested......................................       1,581,420         3,570,542
  Cost of shares redeemed...................................     (13,170,315)      (29,794,685)
                                                                 -----------       -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........      (4,750,360)       (6,834,703)
                                                                 -----------       -----------
CHANGE IN NET ASSETS........................................      (4,140,017)       (9,939,583)

NET ASSETS:
  Beginning of period.......................................      57,310,955        67,250,538
                                                                 -----------       -----------
  End of period.............................................     $53,170,938       $57,310,955
                                                                 ===========       ===========
SHARE TRANSACTIONS:
  Issued....................................................         717,195         1,998,293
  Reinvested................................................         166,129           369,884
  Redeemed..................................................      (1,382,742)       (3,084,298)
                                                                 -----------       -----------
CHANGE IN SHARES............................................        (499,418)         (716,121)
                                                                 ===========       ===========

                       See notes to financial statements.

1ST SOURCE MONOGRAM INCOME FUND

 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                                                                      FOR THE
                                       FOR THE SIX                                                  FOR THE            PERIOD
                                       MONTHS ENDED        FOR THE YEAR        FOR THE PERIOD         YEAR           SEPTEMBER
                                      SEPTEMBER 30,           ENDED            JULY 1, 1998 TO       ENDED            24, 1996
                                           2000             MARCH 31,             MARCH 31,         JUNE 30,        TO JUNE 30,
                                       (UNAUDITED)             2000               1999 (a)            1998            1997(b)
                                      --------------    ------------------    -----------------    ----------      --------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..........................       $  9.52             $  9.99               $ 10.34          $ 10.13           $ 10.00
                                         -------             -------               -------          -------           -------
INVESTMENT ACTIVITIES:
  Net investment income...........          0.29                0.55                  0.41             0.60              0.44
  Net realized and unrealized
    gains from
    investment transactions.......          0.11               (0.46)                (0.10)            0.21              0.12
                                         -------             -------               -------          -------           -------
  Total from investment
    activities....................          0.40                0.09                  0.31             0.81              0.56
                                         -------             -------               -------          -------           -------
DIVIDENDS:
  Net investment income...........         (0.29)              (0.56)                (0.41)           (0.60)            (0.43)
  Net realized gains from
    investment transactions.......            --                  --                 (0.18)              --                --
  In excess of net realized gains
    from investment
    transactions..................            --                  --                 (0.07)              --                --
                                         -------             -------               -------          -------           -------
  Total dividends.................         (0.29)              (0.56)                (0.66)           (0.60)            (0.43)
                                         -------             -------               -------          -------           -------
NET ASSET VALUE, END OF PERIOD....       $  9.63             $  9.52               $  9.99          $ 10.34           $ 10.13
                                         =======             =======               =======          =======           =======
TOTAL RETURN (EXCLUDES SALES
  CHARGE).........................          4.20%(c)            0.96%                 3.00%(c)         8.24%             5.71%(c)

RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period
  (000's).........................       $53,171             $57,311               $67,251          $65,975           $54,789
Ratio of expenses to average net
  assets..........................          0.96%(d)            0.90%                 0.92%(d)         0.92%             1.05%(d)
Ratio of net investment income to
  average net assets..............          5.96%(d)            5.69%                 5.23%(d)         5.90%             5.71%(d)
Ratio of expenses to average net
  assets(e).......................          1.21%(d)            1.15%                 1.17%(d)         1.17%             1.30%(d)
Portfolio turnover................            63%                 67%                  301%             208%              118%

(a) Subsequent to the annual report at June 30, 1999, the fund changed its fiscal year end to March 31.
(b) Period from commencement of operations.
(c) Not annualized.
(d) Annualized.
(e) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2000
                                  (UNAUDITED)

1.  ORGANIZATION:

        The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The 1st Source Monogram Income Equity Fund ("Income Equity Fund"), 1st Source Monogram Diversified Equity Fund ("Diversified Equity Fund"), 1st Source Monogram Special Equity Fund ("Special Equity Fund"), and 1st Source Monogram Income Fund ("Income Fund"), (collectively, the "Funds" and individually, a "Fund") are series within the Group.

2.  SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles of the United States of America. The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

        The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or at the direction of the Group's Board of Trustees.

        Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

    REPURCHASE AGREEMENTS:

        The Funds may enter into repurchase agreements with a bank or broker-dealers which the Adviser or applicable Sub-Adviser deems creditworthy. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

    DERIVATIVES:

        A derivative is defined as a financial instrument whose value is derived from the performance of underlying assets, interest rate and currency exchange rates, or indices, and include (but are not limited to) structured debt obligations, interest rates, futures contracts, options, forward currency contracts, and swaps. Risks of entering into such transactions include the potential inability of the dealer to meet its obligations and unanticipated movements in the value of the security or the underlying assets or indices. It is possible that the Funds will incur a loss as a result of their investments in derivative instruments. It is the policy of the Funds, to the extent that there exists no readily available market for such securities, that the investment will be treated as an illiquid security for purposes of calculating the Funds' limitations on investments in illiquid securities as set forth in the Funds' investment restrictions. There were no derivatives held at September 30, 2000.

    SECURITY TRANSACTIONS AND RELATED INCOME:

        Security transactions are accounted for on trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of a premium or discount. Dividend income is recorded on the ex-dividend date.

                                   Continued

1ST SOURCE MONOGRAM FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2000
                                  (UNAUDITED)

    EXPENSES:

        Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

    ORGANIZATION COSTS:

        All expenses in connection with each Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by that Fund. Such expenses are amortized over a period of five years commencing with the date of the initial public offering.

    DIVIDENDS TO SHAREHOLDERS:

        Dividends from net investment income are declared and distributed monthly for all of the Funds, except the Special Equity Fund. Dividends for the Special Equity Fund are declared and distributed quarterly. Dividends from net realized gains, if any, are declared and distributed annually for all Funds.

        The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to capital: temporary differences do not require reclassification. For the six months ended September 30, 2000, no reclassifications have been made.

    FEDERAL INCOME TAXES:

        Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for Federal income tax is required.

3.  RELATED PARTY TRANSACTIONS:

    INVESTMENT ADVISER:

        1st Source Bank, (the "Investment Adviser"), acts as the investment adviser to the Funds. For its services, the Investment Adviser, is entitled to receive a fee, computed daily and paid monthly, based on the average daily net assets of the fund, at the following annual percentage rates:

      NAME                                                            FEE RATE
      ----                                                            --------
      Income Equity Fund..........................................      0.80%
      Diversified Equity Fund.....................................      0.99
      Special Equity Fund.........................................      0.80
      Income Fund.................................................      0.55

    ADMINISTRATION:

        BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), who serves the Group as Administrator, is a wholly owned subsidiary of The BISYS Group, Inc., with whom certain officers and trustees of the Group are also officers of the Administrator. Such officers are paid no fees directly by the Funds for serving as officers of the Group. Under the terms of the administration agreement, BISYS Ohio receives an annual fee, computed daily and paid monthly, based on the average daily net assets of each Fund, at the annual rate of 0.20%.

    DISTRIBUTION:

        BISYS Fund Services Limited Partnership ("BISYS"), a wholly owned subsidiary of The BISYS Group, Inc., serves the Group as the Fund's distribution agent. The Group has adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which each Fund is authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each Fund. These fees may be used by BISYS to pay banks, including the Investment Adviser, broker-dealers and other institutions, or to reimburse BISYS or its affiliates, for distribution and shareholder services in connection with the distribution of Fund shares.

                                   Continued

1ST SOURCE MONOGRAM FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2000
                                  (UNAUDITED)

    ADMINISTRATIVE SERVICES PLAN:

        The Group has adopted a Administrative Services Plan, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include 1st Source Bank, its correspondent and affiliated banks and BISYS, for providing ministerial, record keeping and/or administrative support services to their customers who are the beneficial or record owners of a Fund. The compensation which may be paid under the Administrative Services Plan is a fee computed daily at an annual rate of up to 0.25% of the average net assets of each Fund. As of the date of this report, the Group with respect to the Funds has entered into no such servicing agreements.
    TRANSFER AGENCY AND CUSTODIAN:

        BISYS Ohio provides transfer agency services to the Funds. Fifth Third Bank serves as custodian for the Funds. For their services to the Funds, BISYS Ohio and Fifth Third Bank receive a fee accrued daily and paid monthly.

    FEE REDUCTIONS AND REIMBURSEMENTS:

        The Investment Adviser and BISYS have agreed to reduce a portion of their fees. For the period September 30, 2000, expenses of the Funds were reduced by the amounts detailed below:

                                                                    CONTRACTUAL FEE REDUCTIONS    VOLUNTARY FEE REDUCTIONS
                                                                       INVESTMENT ADVISORY              DISTRIBUTION
                                                                    --------------------------    ------------------------
      Income Equity Fund..........................................           $    --                      $60,237
      Diversified Equity Fund.....................................            61,442                       81,291
      Special Equity Fund.........................................                --                       31,182
      Income Fund.................................................                --                       67,820

4.  PURCHASES AND SALES OF SECURITIES:

        Fund purchases and sales, excluding short-term securities, for the period ended September 30, 2000 were:

                                                                    PURCHASES        SALES
                                                                    ----------    -----------
      Income Equity Fund..........................................  $8,859,605    $10,764,354
      Diversified Equity Fund.....................................   5,027,902     20,294,756
      Special Equity Fund.........................................  20,214,098     22,209,893
      Income Fund.................................................  33,123,625     36,537,996

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

1ST SOURCE
 MONOGRAM
 FUNDS(SM)

INVESTMENT ADVISER
1st Source Bank
100 North Michigan Street
South Bend, IN 46601

DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

FOR ADDITIONAL INFORMATION, CALL:
1-800-766-8938


This material must be preceded or accompanied by a current prospectus.

11/00